ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Equity Income Fund
(Institutional Class)

Supplement dated March 3, 2006
to the Prospectus dated December 1, 2005 ("Prospectus") and
Statement of Additional Information dated December 1, 2005 ("SAI")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus and SAI for the Institutional Class shares of the Atlantic Whitehall Equity Income Fund, dated December 1, 2005.

References to the cost of investing in the Fund, as indicated in the section entitled "Example" on page 3 of the Prospectus, should be replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Institutional Class shares of the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses for the one year period are calculated net of any fee waivers and/or expenses assumed, and the Fund's operating expenses for the three year period do not reflect any further fee waivers and/or expenses assumed. The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of the period.

The example is for comparison purposes only. Actual return and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:

1 Year	3 Years
$112	$428

In addition, Paul McPheeters has resigned as a portfolio manager to the Portfolio. References to Mr. McPheeters on page 6 of the Prospectus and page 26 of the SAI are hereby deleted. As a result, the section entitled "Portfolio Management" on page 6 of the Prospectus, should be replaced with the following:

The Adviser utilizes a team approach with respect to the management of the Fund. As such, the day-to-day portfolio management of the Fund is the responsibility of the members of the investment team of the Adviser.

Senior investment professionals of the Adviser include Douglas Rogers, Fred Weiss and James Cosentino. Messrs. Rogers, Weiss and Cosentino are the lead portfolio managers of the Fund. Mr. Rogers is a Senior Vice President with 12 years of experience, 7 with the Adviser. He focuses primarily on Real Estate Investment Trusts (REITs), quantitative research and performance analysis. Mr. Weiss is a Senior Investment Manager with 28 years of investment experience of which 15 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Cosentino is a Vice President and Investment Analyst, and has been a member of the investment team since 1999. He focuses primarily on the financial services industry.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.